Supplement to the
Strategic Advisers® Growth Fund
July 30, 2013
Prospectus

At a meeting held on September 11, 2013, the Board of Trustees approved the appointment of Massachusetts Financial Services Company (MFS) as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to ClariVest Asset Management LLC (ClariVest), Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management Inc. (MSIM), Pyramis Global Advisors, LLC (Pyramis), and Waddell & Reed Investment Management Company (WRIMCO).

The following information replaces the similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. ClariVest Asset Management LLC (ClariVest), Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management Inc. (MSIM), Pyramis Global Advisors, LLC (Pyramis), and Waddell & Reed Investment Management Company (WRIMCO) have been retained to serve as sub-advisers for the fund.

The following information supplements the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Matthew W. Krummell (portfolio manager) has managed MFS' portion of the fund's assets since September 2013.

The following information supplements existing information found in the "Fund Management" section on page 27.

MFS, at 111 Huntington Avenue, Boston, Massachusetts, 02199, has been retained to serve as a sub-adviser for the fund. As of June 30, 2013, MFS had approximately $353 billion in assets under management. MFS provides investment advisory services for the fund.

The following information supplements the biographical information found in the "Fund Management" section beginning on page 27.

MFS

Matthew W. Krummell has managed MFS' portion of the fund's assets since September 2013. Mr. Krummell is an Investment Officer of MFS and has been employed in the investment area of MFS since 2001.

SGF-13-02  September 24, 2013
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